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   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 17, 1998
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                           SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [ ]

Filed by a Party other than the Registrant  [X]

Check the appropriate box:
 [ ] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
 [ ] Definitive Proxy Statement
 [X] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     AMERICAN BANKERS INSURANCE GROUP, INC.
                           -------------------------
                (Name of Registrant as Specified in Its Charter)

                              CENDANT CORPORATION
                           -------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transactions:
                                                          ---------------------

     (5) Total fee paid.

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 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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  On February 5, 1998, AIG and AIG Sub filed a complaint in the United
States District Court for the Southern District of Florida, Miami Division
(the "AIG Complaint") against Cendant and Cendant Sub alleging that Cendant and Cendant Sub purportedly made false and misleading statements or omissions in Cendant and Cendant Sub's: (i) pre-tender offer conference call with analysts, (ii) Schedule 14D-1 and (iii) preliminary proxy statement. The allegedly false and misleading statements relate generally to Cendant's statements that the two competing acquisition proposals are on equal regulatory footing; certain statements regarding Cendant's expected cost savings that could be realized if it were to acquire the American Bankers; Cendant's allegedly false statement that the Offer is not conditioned upon financing; and Cendant's alleged failure to disclose a possible business downturn. The AIG Complaint alleges violations of Sections 14(a) and 14(e) of the Exchange Act. In addition, the AIG Complaint alleges that Cendant and Cendant Sub purportedly violated Section 14(a) of the Exchange Act based upon a violation of Section 5 of the Securities Act, AIG and AIG Sub ask the Court to enter judgement: (i) declaring that Cendant and Cendant Sub have violated Sections 14(a) and 14(e) of the Exchange Act, (ii) requiring Cendant and Cendant Sub to make corrective disclosures, (iii) enjoining Cendant and Cendant Sub from further violating Sections 14(a) and 14(e) of the Exchange Act, (iv) declaring that Cendant and Cendant Sub have violated Section 14(a) of the Exchange Act by violating
Section 5 of the 1933 Act, and (v) enjoining Cendant and Cendant Sub from making any statements regarding the Proposed AIG Merger, the Offer, or the Proposed Cendant Merger until a registration statement has been filed and a prospectus has been delivered to the American Banker's shareholders. Cendant and Cendant Sub believe that the AIG Complaint is meritless, and intend to vigorously oppose AIG and AIG Sub's claims.

   On February 13, 1998, Cendant and Cendant Sub moved to dismiss (the "Cendant Motion to Dismiss") the AIG Complaint filed against them on February 5, 1998 by AIG and AIG Sub ("Plaintiffs") in the United States District Court for the Southern District of Florida. The Cendant Motion to Dismiss is based on several arguments, including that: the AIG Complaint should be dismissed because the claims should have been filed as compulsory counterclaims in the action filed on January 27, 1998 by Cendant and Cendant Sub against American Bankers, substantially all of the directors of the American Bankers, AIG and AIG Sub; Plaintiffs' claims concerning Cendant's and Cendant Sub's ability to obtain regulatory approval are moot because Cendant and Cendant Sub have attached Plaintiffs' complaint as an exhibit to their Schedule 14D-1 thereby disclosing the existence of AIG's views regarding regulatory approval; Plaintiffs' complaint fails to state a claim or plead fraud with particularity because the alleged false statements or omissions were not misleading, and, moreover, all required disclosures were made; and Plaintiffs' claim that Cendant and Cendant Sub violated Section 5 of the Securities Act of 1933 should be dismissed because Plaintiffs lack standing to assert a claim based on Section 5. Cendant and Cendant Sub believe that Plaintiffs' complaint is meritless, and will continue to vigorously oppose Plaintiffs' claims.

   On February 13, 1998, in connection with Cendant's and Cendant Sub's application for approval of the acquisition of a controlling interest in American Bankers Insurance Company of Florida, American Bankers Life
Assurance Company of Florida and Voyager Service Warranties, Inc. (the
"Florida Domestic Insurers"), each a subsidiary of the American Bankers (the "Cendant Florida Form A Proceedings") and in connection with the application of AIG and AIG Sub for approval of their proposed acquisition of a controlling interest in the Florida Domestic Insurers (the "AIG Florida Form A Proceedings"), Cendant and Cendant Sub filed with the Florida Department of Insurance (the "Florida Department") reply memoranda in further support of
(i) Cendant's and Cendant Sub's motion to consolidate the Cendant Florida Form A Proceedings with the AIG Florida Form A Proceedings (the "Florida Consolidation Motion") and (ii) Cendant's and Cendant Sub's petition to intervene in the AIG Florida Form A Proceedings, for an order of the Florida Department consolidating the AIG Florida Form A Proceedings with the Cendant Florida Form A Proceedings, and for a hearing in the AIG Florida Form A Proceedings (the "Florida Intervention, Consolidation and Hearing Petition"). In these filings, Cendant and Cendant Sub asserted that AIG's and AIG Sub's opposition to the Florida Consolidation Motion and the Florida Intervention, Florida Consolidation and Hearing Petition was without legal or factual basis, and that the Florida Consolidation Motion and the Florida Intervention, Consolidation and Hearing Petition were filed in conformity with, and seek relief available under, all applicable procedural rules. Cendant and Cendant Sub further asserted that they should be permitted to intervene in the AIG Florida Form A Proceedings because their substantial interests as a shareholder (in the case of Cendant) and competing acquiror of American Bankers will be affected by the AIG Florida Form A Proceedings. Cendant and Cendant Sub also asserted that the AIG Florida Form A Proceedings raise substantial issues regarding whether AIG's proposed acquisition of a controlling interest in the Florida Domestic Insurers should be approved by the Florida Department, that these issues should receive a thorough and complete review by the Florida Department, that Cendant and Cendant Sub have a right to be heard on these issues through participation in the AIG Florida Form A Proceedings and that the Florida Department would be in error if it did not consolidate the Cendant Florida Form A Proceedings and the AIG Florida Form A Proceedings and hear and decide the two proceedings simultaneously. Cendant and Cendant Sub also asserted that the Florida Department should defer any hearing until after the results of the vote of the American Bankers' shareholders on the Proposed
AIG Merger.

   On February 13, 1998, in connection with Cendant's and Cendant Sub's application for approval of the acquisition of a controlling interest in Voyager Property and Casualty Insurance American Bankers (the "South Carolina Domestic Insurer"), a subsidiary of the American Bankers (the "Cendant South Carolina Form A Proceedings") and in connection with the application of AIG and AIGF for approval of their proposed acquisition of a controlling interest in the South Carolina Domestic Insurer (the "AIG South Carolina Form A Proceedings"), Cendant and Cendant Sub filed with the South Carolina Department of Insurance (the "South Carolina Department") a petition and memorandum in support of Cendant's and Cendant Sub's petition seeking: (1) to allow Cendant and Cendant Sub to intervene in the AIG South Carolina Form A Proceedings; and (2) to consolidate the Cendant South Carolina Form A Proceedings with the AIG South Carolina Form A Proceedings (the "South Carolina Petition"). In these filings, Cendant and Cendant Sub asserted that they should be permitted to intervene in the AIG South Carolina Form A Proceedings because their substantial interests as a shareholder (in the case of Cendant) and competing acquiror of the American Bankers will be affected by the AIG South Carolina Form A Proceedings. Cendant and Cendant Sub also asserted that the AIG South Carolina Form A Proceedings raise substantial issues regarding whether AIG's proposed acquisition of a controlling interest in the South Carolina Domestic Insurers should be approved by the South Carolina Department, that these issues should receive a thorough and complete review by the South Carolina Department, that Cendant and Cendant Sub have a right to be heard on these issues through participation in the AIG South Carolina Form A Proceedings, and that the South Carolina Department should therefore consolidate the Cendant South Carolina Form A Proceedings with the AIG South Carolina Form A Proceedings and hear and decide the two proceedings simultaneously.